UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 2, 2021

Date of report (Date of earliest event reported)

ENERGY TRANSFER LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32740	30-0108820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive offices)

(214) 981-0700

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b):

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units	ET	New York Stock Exchange
7.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETprC	New York Stock Exchange
7.625% Series D Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETprD	New York Stock Exchange
7.600% Series E Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETprE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 2, 2021 (the “Closing Date”), Energy Transfer LP, a Delaware limited partnership (“ET”), completed the transactions contemplated by that certain Agreement and Plan of Merger, dated as of February 16, 2021, by and among ET, Elk Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of ET (“LP Merger Sub”), Elk GP Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of ET (“GP Merger Sub”), Enable Midstream Partners, LP, a Delaware limited partnership (“Enable”), Enable GP, LLC, a Delaware limited liability company and the sole general partner of Enable (the “General Partner”), solely for the purposes of Section 2.1(a)(i) therein, LE GP, LLC, a Delaware limited liability company and sole general partner of ET, and, solely for the purposes of Section 1.1(b)(i) therein, CenterPoint Energy, Inc., a Texas corporation (“CNP”) (the “Merger Agreement”), including (i) the merger of LP Merger Sub with and into Enable (the “LP Merger”), with Enable surviving the LP Merger as a wholly owned subsidiary of ET, and (ii) the merger of GP Merger Sub, with and into the General Partner (the “GP Merger” and, together with the LP Merger, the “Mergers”).

Pursuant to the Merger Agreement, and subject to the terms and conditions therein, CNP contributed, assigned, transferred, conveyed and delivered to ET, and ET acquired, assumed, accepted and received from CNP, all of CNP’s right, title and interest in each Series A Preferred Unit representing a limited partner interest in Enable issued and outstanding at such time in exchange for 0.0265 of a newly issued Series G Preferred Unit issued by ET, which Series G Preferred Units are designated as 7.125% Series G Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Units.

In connection with the completion of the LP Merger, Enable common unitholders received, for each common unit representing a limited partner interest in Enable (“Enable Common Units”) owned as of immediately prior to the effective time of the Mergers (the “Effective Time”), 0.8595 (the “Exchange Ratio”) of a common unit representing limited partner interests in ET (the “ET Common Units”) (the “LP Merger Consideration”). In connection with the completion of the GP Merger, holders of General Partner limited liability company interests received cash in the amount of $10 million in the aggregate (together with the LP Merger Consideration, the “Merger Consideration”). No fractional ET Common Units were issued. All fractional ET Common Units that a holder of Enable Common Units would otherwise have been entitled to receive were aggregated and then, if a fractional ET Common Unit resulted from the aggregation, rounded up to the nearest whole ET Common Unit.

On December 2, 2021, at the Effective Time, each award of phantom units that corresponded to Enable Common Units and vested solely based on the passage of time, whether vested or unvested, that was outstanding immediately prior to the Effective Time, was assumed by ET and converted into an ET restricted unit award (or in the case of seconded employees, an equivalent cash settled award) on the same terms and conditions with respect to ET Common Units equal to the product obtained by multiplying (x) the number of Enable Common Units subject to such Enable phantom unit award immediately prior to the Effective Time by (y) the Exchange Ratio, rounded up or down to the nearest whole ET Common Unit. Each converted restricted unit award is subject to the same terms and conditions (including as to vesting, distribution equivalent rights and issuance) as were applicable to the Enable phantom unit award immediately prior to the Effective Time.

On December 2, 2021, at the Effective Time, each award of performance units that corresponded to Enable Common Units that were outstanding and unvested as of the Effective Time, was measured as to performance as of the Effective Time (or a date reasonably proximate thereto) and was assumed by ET and converted into ET restricted unit awards (or in the case of seconded employees, equivalent cash settled awards) based on the higher of actual performance or target (“Earned Performance Unit”) (except with respect to awards of performance units granted in 2021 the number of Earned Performance Units was equal to the target number of units granted, regardless of performance). Following the conversion, the awards will continue to have distribution equivalent rights and be eligible to vest solely based on continued service at the end of the performance period that was originally applicable thereto; provided, however, that the Earned Performance Units will continue to vest upon a “qualifying termination” and, to the extent applicable, will incorporate the provisions related to termination due to “retirement,” as provided in the Enable phantom unit awards. The number of ET Common Units subject to the converted restricted unit awards was equal to the number of Earned Performance Units with respect to the corresponding award of performance units, multiplied by the Exchange Ratio, rounded up or down to the nearest whole ET Common Unit. Any performance units that corresponded to Enable Common Units that were not Earned Performance Units were automatically cancelled for no consideration.

The foregoing summary of the Merger Agreement and Mergers does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to ET’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2021 and incorporated herein by reference.

Registration Rights Agreement

On the Closing Date, ET entered into a registration rights agreement with CNP and OGE Energy Corp. (collectively, the “Sponsors”), pursuant to which, among other things, the Sponsors were granted customary rights to require ET to file and maintain the effectiveness of a registration statement with respect to the re-sale of the ET Common Units received by the Sponsors in the LP Merger, and under certain circumstances, to require ET to undertake underwritten offerings of such ET Common Units.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 3, 2021, Matthew S. Ramsey notified ET of his intention to retire from his position as Chief Operating Officer, effective April 1, 2022. Mr. Ramsey will continue to serve as a member of ET’s Board of Directors following his retirement.

Item 7.01	Regulation FD Disclosure.

On December 2, 2021, ET and Enable issued a joint press release announcing the completion of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K may include certain statements concerning expectations for the future, including statements regarding the anticipated benefits and other aspects of the transactions described above, that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control, including the risk that the anticipated benefits from the Mergers cannot be fully realized. An extensive list of factors that can affect future results are discussed in ET’s Annual Report on Form 10-K for the year ended December 31, 2020 and other documents filed by ET from time to time with the Securities and Exchange Commission. ET undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Item 9.01	Financial Statements and Exhibits.

(a)     Financial Statements

The historical audited financial statements of Enable included in Enable’s 2020 Form-10-K are incorporated by reference in this Current Report on Form 8-K.

The historical unaudited condensed consolidated financial statements of Enable included in Enable’s Form 10-Q for the third quarter of 2021 are incorporated by reference in this Current Report on Form 8-K.

(b)     Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information, comprised of the pro forma balance sheet as of September 30, 2021, the related pro forma statements of operations for the year ended December 31, 2020 and the nine months ended September 30, 2021, and the related notes to the unaudited pro forma condensed combined financial information, giving effect to the Mergers as if they occurred on (i) September 30, 2021, in the case of the pro forma balance sheet and (ii) January 1, 2020, in the case of the pro forma statements of operations, are filed herewith.

(d)    Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 16, 2021 by and among Energy Transfer LP, Elk Merger Sub LLC, Elk GP Merger Sub LLC, Enable Midstream Partners, LP, Enable GP LLC, solely for purposes of Section 2.1(a) therein, LE GP, LLC and, solely for purposes of Section 1.1(b)(i), CenterPoint Energy, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Energy Transfer LP on February 17, 2021)*

10.1	Registration Rights Agreement, dated as of December 2, 2021, by and among Energy Transfer LP, CenterPoint Energy, Inc. and OGE Energy Corp.

23.1	Consent of Deloitte & Touche LLP with respect to Enable Midstream Partners, LP’s financial statements.

99.1	Joint Press Release of Energy Transfer LP and Enable Midstream Partners, LP dated December 2, 2021

99.2	Audited consolidated financial statements of Enable Midstream Partners, LP (incorporated herein by reference to Part II, Item 8 of the Annual Report on Form 10-K filed by Enable Midstream Partners, LP on February 24, 2021).

99.3	Unaudited condensed consolidated financial statements of Enable Midstream Partners, LP (incorporated herein by reference to Part I, Item 1 of the Quarterly Report on Form 10-Q filed by Enable Midstream Partners, LP on November 1, 2021).

99.4	Unaudited pro forma condensed combined financial statements of Energy Transfer LP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2021

ENERGY TRANSFER LP

By:	LE GP, LLC,
its general partner

By:	/s/ Thomas E. Long
Name:	Thomas E. Long
Title:	Co-Chief Executive Officer

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